THE GABELLI MATHERS FUND

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000

TO OUR SHAREHOLDERS,

      The Standard & Poor's 500 Index, NASDAQ Composite, and Dow Jones Industrial Average all reached record highs during the first half of 2000, but were unable to hold their gains when a determined Federal Reserve, set on slowing the economy, continued to raise the Federal funds rate to 6.5%, the highest level in ten years. All three benchmarks ended the first half with a loss.

                                          [PHOTO OF HENRY G. VAN DER EB OMITTED]
                                                             HENRY G. VAN DER EB



[LINE GRAPH OF U.S. FEDERAL RESERVE POLICY INTEREST RATES OMITTED]

      Contained here in paper format is a chart reflecting the U.S. Federal Reserve Policy Interest Rates, both Federal Funds Rate Target as well as the Discount Rate. This chart was prepared for Gabelli Mathers Fund by Dr. Edward Yardeni of Duetsch Bank/Alex Brown. A hard copy is available by calling the Fund at 800-962-3863. The chart's x-axis represents years, from 1987 through 2001 and its y-axis shows percentage points, from 0 to 10. Year end 1998 is represented with an arrow indicating "Asian Crisis", and the current rate levels are 6.5% for Fed Funds Rate Target and 6.0% for the discount rate, which reflects 6 rate hikes since 1998.

INVESTMENT PERFORMANCE AND PORTFOLIO HIGHLIGHTS

      The Gabelli Mathers Fund total return for the six month and one year periods ended June 30 was 1.93% and 6.04% vs. (0.42)% and 7.24% for the Standard & Poor's 500 Index, respectively. In an extraordinary display of volatility, the high-risk NASDAQ Composite, sporting a bubble-bursting P/E ratio of 264 at its all time high on March 10th, jumped 24.1% from year-end 1999, then plunged 37.3% by May 23rd, rallied, and ended the first half with a return of (2.54)%, excluding dividends. Similarly, the Dow Jones Industrial Average, though much less volatile, set a record closing high of 11,723 on January 14th, ending the first six months of 2000 in the red, with a total return of (8.44)%.

      The Fund's portfolio was 36.4% invested in equity securities on June 30th, with a majority of stocks concentrated in takeover target companies subject to friendly all cash tender or merger offers from financially strong, strategic acquirers. This type of investment is typically held for short time periods. The remaining stocks, OfficeMax Inc. (OMX- NYSE), USA Networks Inc. (USAI- NASDAQ), Seagram Co. (VO- NYSE), and CMS Energy Corp. (CMP- NYSE), all have special situation catalysts in place which have the potential to generate price appreciation by unlocking shareholder value. The returns from both of these groups of stocks are unlikely to correlate with the movement of the popular stock market indices. Additionally, the Fund had 1.4% and 0.9% short positions in the S&P 500 and NASDAQ 100, respectively, on June 30th.

      In order to take advantage of rising short term interest rates during the first half of the year, the fixed income segment of the portfolio was invested primarily in very short maturity U.S. Treasury bills. This approach minimized the risk of principal loss which may occur with longer maturity notes and bonds when the Federal Reserve is in a tightening mode.

MR. GREENSPAN VS. THE WEALTH EFFECT AND OTHER RISKS FOR STOCKS AND THE ECONOMY

      At mid-year 2000, the primary risk factors for the U.S. economy and stock market are rising short term interest rates, equity overvaluation, high consumer and corporate debt levels, a low household savings rate, and the record U.S. current account deficit.

      The Fed has raised the Federal funds interest rate six times starting in June of 1999. The most recent 1/2% increase to 61/2% occurred on May 16th of this year, accompanied by a 1/2% increase in the discount rate to 6%. Over the last 85 years, the discount rate has been raised to 6% only six times: January 1920, August 1929, April 1969, May 1973, October 1977 and September 1987. Significant bear markets followed in all cases except 1977, after which the market went sideways until August of 1982. Consistent with the 1929 U.S. experience, when the Bank of Japan raised its discount rate to 6% in August of 1990, the Japanese stock market and economic bubble burst.

      In a study comparing the median values for nine key financial measures - including long term interest rates, dividend yields, P/E ratios, and inflation rates during the prior seven cases of a 6% discount rate - with today's data, Ned Davis Research determined that current conditions are potentially more hostile to the stock market and economic growth in eight out of the nine categories.

      In March, the total market value of U.S. stocks reached a record 177% of nominal GDP, more than twice the peak level of 1929. Despite a sharp drop in internet and technology stocks, this ratio only declined to 166% by the end of June. Mr. Greenspan has stated his concern that aggregate stock values are too high relative to the economy, and is raising interest rates in an attempt to gradually deflate the stock market bubble. If successful, the stimulative "wealth effect" of high stock and real estate prices on consumer spending will be reduced, economic growth will slow, and the potential for inflation will recede. The risk is that stocks decline too far too fast causing consumers - with record low savings, record stock ownership, and record high debt relative to disposable personal income - to abruptly stop spending, tipping the economy into a recession. As a recent reference point, the total market value of Japanese stocks relative to Japanese GDP topped out at 158% in 1989 as the "economic miracle" began to unravel into a multi-year deflationary contraction.

     U.S. STOCK MARKET  CAPITALIZATION  AS PERCENT OF NOMINAL GDP

      [This chart was prepared for Mathers Fund by Topline Investment Graphics, Boulder, CO. A hard copy is available by calling Mathers Fund at 800-962-3863. The line is the ratio of stock market capitalization divided by nominal GDP. The chart's X-axis represents years, from 1926 through 2000 and its Y-axis shows percentage points, from 0 to 175. The average, since 1926, has been 52.2%. The high points (August 1929, 81.4%; November 1968, 77.8%; December 1972, 78.10% and March 2000, 177.1%) were all followed by severe bear markets. The current value is 166.0%.

      Three smaller charts appear in a box inset in the main chart. Each of these charts shows a parabolic price rise, a top and the following sharp decline. The first of the three charts reflects the price of the Tokyo Nikkei stock index and begins in January 1985 at about 11,000 Yen, continues through its peak in November 1989 near 39,000 Yen to its year-end 1992 level of 15,000 Yen. The second of the three charts shows the Dow Jones Industrial Average from its 1925 level of 125, through the 1929 peak of around 375 to its year-end 1931 level of 60. The third of the three charts shows the NASDAQ Composite Index from its 1990 level of 750, through the March 2000 peak of near 5,050 to its June 2000 level of around 3,966.]

      If the U.S. economy cools, energy and labor cost inflation is contained, and corporate profits hold up, then the stock market may not decline, thereby becoming an exception to the one-sided bearish market probabilities implied by the seven historical precedents of a 6% discount rate. Ironically, the U.S. budget surplus and the U.S. Treasury's buy-back of its notes and bonds is partially offsetting the Fed's effort to raise interest rates. This may prolong the current credit tightening cycle and cause short term interest rates to rise more than would otherwise be the case.

      Since the mid 1990s, the U.S. consumer and corporate America have been on a debt financed spending spree which has pushed the levels of non Federal debt to a record 150% of GDP, and total credit market debt (all sectors) to a highly leveraged 269% of GDP. High debt levels do not seem burdensome during prosperity since they can be serviced, paid down, and refinanced relatively easily. However, there is a limit to how much debt can be carried. Debt financed purchases - whether for cars, houses, clothes, capital spending, acquisitions, or corporate stock buy-backs - borrow final demand from the future, which creates a spending vacuum for some unpredictable future time period. Today's record absolute and relative debt levels have clearly made the U.S. economy increasingly vulnerable to an economic contraction of above average proportions.

                 THE BUBBLE IN STOCKS: AN HISTORICAL PERSPECTIVE

[Contained here in paper format is a chart reflecting the Standard & Poor's 500 stock index adjusted for inflation. The X-axis reflects the years from 1871 through 2000 and its Y-axis is on a logarithmic scale and extends from 15 to
250. The long-term least squares trend line from 1871 through June 2000 is also on the chart. The chart was prepared by The Bank Credit Analyst. A hard copy is available by calling Mathers Fund at 800-962-3863. The chart is a line chart with monthly data and shows the extreme overevaluation (measured as the divergence above the trend line) in the S&P 500 Index.

Also contained within the chart is a table of data as follows:

S&P 500               PRICE        DIVIDEND        P/E
1928 TO 1999          BOOK          YIELD %       RATIO
-----------------     -----        --------       -----
5 MAJOR BOTTOMS        0.9           7.14           7.8
LONG-TERM AVERAGE      1.9           3.82          14.7
6 MAJOR TOPS           2.4           2.94          20.2
SEPT. '29 TOP          3.6           2.86          21.1
AUG. '87 TOP           2.5           2.58          22.9
JULY '99 HIGH *        7.5           1.18          37.0
MAR. '00 HIGH          7.3           1.10          31.7

*Record Overvaluation]

      The success of the "soft landing" scenario appears to depend on the optimistic assumption that consumers will continue to spend beyond their incomes at a time when the personal savings rate is at a record low, household debt service payments as a percentage of disposable income are at levels which have reversed debt accumulation in the past, and credit quality ratings are deteriorating.

      Finally, the biggest threat to financial market stability is the billion-plus dollar a day current account deficit, which represents the increase in foreign net claims against U.S. residents. Clearly this imbalance, which is a record 4% of GDP, cannot continue at its current rate. The last major interruption of capital inflows was in 1987 when the dollar plunged, stocks crashed, and interest rates spiked. For now, the markets are saying " it's okay until it's not okay."

IN CONCLUSION

      The period ahead is likely to be unusually challenging, but potentially rewarding, for investors as the speculative excesses that have cumulated during recent years of unsustainable stock market gains and above trend, debt-driven economic growth are unwound. We will endeavor to position the Fund's portfolio to take advantage of the investment opportunities which will be presented by this once-in-a-generation financial backdrop, while keeping the overall level of risk within conservative limits.

                                            Sincerely,

                                            /s/signature omitted

                                            HENRY G. VAN DER EB, CFA
                                            President and Portfolio Manager

July 21, 2000

WWW.GABELLI.COM

      Please visit us on the Internet. The Gabelli home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can e-mail us at info@gabelli.com.

MINIMUM INITIAL INVESTMENT

      The Fund's minimum initial investment is $1000 and $250 for regular and all retirement accounts respectively, with no subsequent minimums. No initial minimum is required for accounts starting an Automatic Investment Plan. The Gabelli Mathers Fund and other Gabelli Mutual Funds are available through the no-transaction fee programs at many major discount brokerage firms.

AVERAGE ANNUAL RETURNS *

                            1 YR      5 YRS        10 YRS       34 YRS **
                            ----      -----        ------       ---------

GABELLI MATHERS FUND        6.04%     1.08%         2.39%        11.25%
Standard & Poor's 500       7.24%    23.80%        17.79%        12.32%

* All periods ended 6-30-00. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged index of stock market performance.

**  From commencement of investment operations on August 19, 1965.

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period covered in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI MATHERS FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
    SHARES                                            COST            VALUE
    ------                                            ----           --------


              COMMON STOCKS -- 35.6%
              BUSINESS SERVICES -- 5.8%
     70,000   Primark Corp. .................    $  2,615,375      $  2,607,500
     60,000   Verio Inc.+ ...................       3,491,252         3,329,062
                                                 ------------     -------------
                                                    6,106,627         5,936,562
                                                 ------------     -------------
              COMPUTER SOFTWARE AND SERVICES -- 0.8%
     50,000   Policy Management
               Systems Corp.+ ...............         752,075           768,750
                                                 ------------     -------------
              EDUCATIONAL SERVICES -- 0.5%
     30,000   Quest Education Corp.+ ........         543,125           541,875
                                                 ------------     -------------
              ENERGY AND UTILITIES -- 6.2%
     76,000   CMP Group Inc. ................       2,206,319         2,227,750
        400   Eastern Enterprises ...........          24,870            25,200
    117,300   United Water Resources Inc. ...       4,053,300         4,090,837
                                                 ------------     -------------
                                                    6,284,489         6,343,787
                                                 ------------     -------------
              ENTERTAINMENT -- 5.8%
     80,000   Seagram Co. ...................       4,772,127         4,640,000
     60,000   USA Networks Inc.+ ............       1,378,438         1,297,500
                                                 ------------     -------------
                                                    6,150,565         5,937,500
                                                 ------------     -------------
              FINANCIAL SERVICES -- 2.7%
     15,000   Financial Security
               Assurance Holdings Ltd. ......       1,132,312         1,138,125
     30,000   ReliaStar Financial Corp. .....       1,576,500         1,573,125
                                                 ------------     -------------
                                                    2,708,812         2,711,250
                                                 ------------     -------------
              FOOD AND BEVERAGE -- 5.8%
     70,000   Bestfoods Inc. ................       4,858,887         4,847,500
     40,000   Nabisco Group Holdings Corp. ..       1,070,752         1,037,500
                                                 ------------     -------------
                                                    5,929,639         5,885,000
                                                 ------------     -------------
              HEALTH CARE -- 3.9%
     25,000   Shared Medical
               Systems Corp. ................       1,716,250         1,823,438
     75,000   Summit Technology Inc.+ .......       1,392,967         1,415,625
     20,000   Wesley Jessen
               VisionCare Inc.+ .............         746,650           751,250
                                                 ------------     -------------
                                                    3,855,867         3,990,313
                                                 ------------     -------------
              RETAIL -- 4.1%
    835,000   OfficeMax Inc.+ ...............       5,013,882         4,175,000
                                                 ------------     -------------
              TOTAL COMMON STOCKS                  37,345,081        36,290,037
                                                 ------------     -------------

              PREFERRED STOCKS -- 0.8%
              ENERGY AND UTILITIES -- 0.8%
     30,000   CMS Energy Corp.,
               8.75% Cv. Pfd. ...............         845,003           840,000
                                                 ------------     -------------


 PRINCIPAL                                                          MARKET
  AMOUNT                                        COST                VALUE
 ---------                                      ----               -------
              U.S. GOVERNMENT OBLIGATIONS -- 58.5%
$60,000,000   U.S. Treasury Bills,
               5.38% to 5.51%++,
               due 07/20/00 to 08/17/00 .....    $ 59,592,256     $  59,592,256
                                                 ------------     -------------

              REPURCHASE AGREEMENTS -- 5.7%
  1,000,000   Agreement with ABN Amro,
               6.40%, dated 06/30/00, due 07/03/00,
               proceeds at maturity
               $1,000,533 (a) ...............       1,000,000         1,000,000
  4,782,384   Agreement with State Street
               Bank & Trust Co., 6.50%,
               dated 06/30/00,
               due 07/03/00, proceeds
               at maturity $4,784,975 (b) ...       4,782,384         4,782,384
                                                 ------------     -------------
              TOTAL REPURCHASE
               AGREEMENTS ...................       5,782,384         5,782,384
                                                 ------------     -------------
              TOTAL
               INVESTMENTS -- 100.6% ........    $103,564,724       102,504,677
                                                 ============
               OTHER ASSETS AND
               LIABILITIES (NET) -- (0.6%) ..................          (625,602)
                                                                   ------------
              NET ASSETS -- 100.0%
               (8,371,919 shares outstanding) ...............      $101,879,075
                                                                   ============
-----------------
                                                                      MARKET
                                   SHARES          PROCEEDS           VALUE
                                  --------      --------------    --------------
SECURITIES SOLD SHORT

COMMON STOCK
NASDAQ 100 Trust .............     10,000         (946,968.41)      (931,875.00)
S&P 500 Depositary Receipts ..     10,000       (1,466,951.08)    (1,452,812.50)
                                                 ------------      ------------
TOTAL SECURITIES
 SOLD SHORT                                     (2,413,919.49)    (2,384,687.50)
                                                =============     ==============
-----------------
              For Federal tax purposes:
              Aggregate cost ................................      $103,564,724
                                                                   ============
              Gross unrealized appreciation .................      $    216,232
              Gross unrealized depreciation .................        (1,276,279)
                                                                   ------------
              Net unrealized depreciation ...................      $ (1,060,047)
                                                                   ============
-----------------
(a) Collateralized by U.S. Treasury Bond, 12.50%, due 08/15/14, market value $1,022,195.
(b) Collateralized  by U.S. Treasury Bond, 9.00%, due 11/15/18,
    market value $4,884,406.
+   Non-income producing security.
++  Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

                            THE GABELLI MATHERS FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
-------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $103,564,724) ..  $102,504,677
   Cash .......................................       381,134
   Dividends and interest receivable ..........       111,598
   Receivable for investments sold ............     2,413,919
                                                 ------------
   TOTAL ASSETS ...............................   105,411,328
                                                 ------------
LIABILITIES:
   Payable for investments purchased ..........     1,019,020
   Payable for Fund shares redeemed ...........           132
   Payable for investment advisory fees .......        63,480
   Payable for distribution fees ..............        20,993
   Securities sold short, at value
     (Proceeds $2,413,919) ....................     2,384,687
   Payable to custodian .......................         5,200
   Other accrued expenses and liabilities .....        38,741
                                                 ------------
   TOTAL LIABILITIES ..........................     3,532,253
                                                 ------------
   NET ASSETS applicable to 8,371,919
     shares outstanding .......................  $101,879,075
                                                 ============
NET ASSETS CONSIST OF:
   Shares of beneficial interest, at par value   $  8,371,919
   Additional paid-in capital .................   130,563,189
   Accumulated net investment income ..........     1,901,333
   Accumulated net realized loss on investments
     and futures contracts ....................   (37,926,551)
   Net unrealized appreciation on investments .    (1,030,815)
                                                 ------------
   TOTAL NET ASSETS ...........................  $101,879,075
                                                 ============
   NET ASSET VALUE, offering and redemption
     price per share ($101,879,075 / 8,371,919
     shares  outstanding; 100,000,000 shares
     authorized of $1.00 par value) ...........        $12.17
                                                       ======

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
-------------------------------------------------------------
INVESTMENT INCOME:
   Dividends ..................................  $    388,952
   Interest ...................................     2,153,810
                                                 ------------
   TOTAL INVESTMENT INCOME ....................     2,542,762
                                                 ------------
EXPENSES:
   Investment advisory fees ...................       389,424
   Distribution fees ..........................       128,435
   Trustees' fees .............................        34,166
   Legal and audit fees .......................        29,275
   Custodian fees .............................        25,849
   Registration fees ..........................        15,534
   Shareholder services fees ..................        14,485
   Shareholder communications expenses ........         4,018
   Dividends on securities sold short .........        23,484
   Miscellaneous expenses .....................        10,381
                                                 ------------
   TOTAL EXPENSES .............................       675,051
                                                 ------------
   NET INVESTMENT INCOME ......................     1,867,711
                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain on investments and
     futures contracts ........................     3,502,981
   Net realized loss on securities sold short .    (2,202,695)
   Net change in unrealized depreciation on
     investments and securities sold short ....    (1,202,496)
                                                 ------------
   NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS AND FUTURES CONTRACTS .....        97,790
                                                 ------------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ..........................  $  1,965,501
                                                 ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                SIX MONTHS ENDED
                                                                                  JUNE 30, 2000                YEAR ENDED
                                                                                   (UNAUDITED)               DECEMBER 31, 1999
                                                                                ----------------             ------------------
OPERATIONS:
  Net investment income ...................................................        $  1,867,711                 $  3,656,655
  Net realized gain on investments and futures contracts ..................           3,502,981                    4,428,251
  Net realized loss on securities sold short ..............................          (2,202,695)                  (1,893,870)
  Net change in unrealized depreciation on investments ....................          (1,202,496)                    (445,493)
                                                                                   ------------                 ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................           1,965,501                    5,745,543
                                                                                   ------------                 ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...................................................                  --                   (3,638,301)
                                                                                   ------------                 ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................                  --                   (3,638,301)
                                                                                   ------------                 ------------
 SHARE TRANSACTIONS:
  Net decrease in net assets from shares of beneficial interest transactions         (4,779,799)                  (5,961,454)
                                                                                   ------------                 ------------
  NET DECREASE IN NET ASSETS ..............................................          (2,814,298)                  (3,854,212)
NET ASSETS:
  Beginning of period ......................................................        104,693,373                  108,547,585
                                                                                   ------------                 ------------
  End of period ...........................................................        $101,879,075                 $104,693,373
                                                                                   ============                 ============

                 See accompanying notes to financial statements.

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Mathers Fund (the "Fund") was organized on June 17, 1999 as a Delaware business trust. The Fund commenced investment operations on October 1, 1999 as the successor to the Mathers Fund, Inc. (the "Mathers Fund") which was organized on March 31, 1965 as a Maryland corporation. The Mathers Fund commenced investment operations on August 19, 1965. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 2000, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 1999 of $39,220,871. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $9,124,017 of the loss carryforward is available through 2003; $22,226,886 is available through 2004; and $7,869,968 is available through 2006.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets plus 1.00% of average daily net assets over $100,000,000 until September 30, 2001. After September 30, 2001, the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% on all average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. On October 1, 1999, the Fund's Board of Trustees adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $128,435, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2000, other than short-term securities, aggregated $112,088,263 and $108,776,288, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2000, the Fund paid brokerage commissions of $204,291 to Gabelli & Company, Inc.

7. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                            SIX MONTHS ENDED                   YEAR ENDED
                                                              JUNE 30, 2000                 DECEMBER 31, 1999
                                                       -------------------------       ---------------------------
                                                        SHARES          AMOUNT          SHARES          AMOUNT
                                                       --------        ---------       ----------     ------------
Shares sold .......................................     266,430      $ 3,202,784        1,778,384     $ 21,299,727
Shares issued upon reinvestment of dividends ......          --                --         274,885        3,271,129
Shares redeemed ...................................    (663,384)      (7,982,583)      (2,536,839)     (30,532,310)
                                                        -------      -----------       ----------     ------------
    Net decrease ..................................    (396,954)     $(4,779,799)        (483,570)    $ (5,961,454)
                                                        =======      ===========       ==========     ============

THE GABELLI MATHERS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each period:

                                         SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2000   -------------------------------------------------------------------
                                            (UNAUDITED)        1999            1998          1997         1996          1995
                                         ----------------    --------       --------      --------      --------      --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period       $  11.94       $  11.73       $  13.06      $  13.27      $  13.75      $  13.55
                                              --------       --------       --------      --------      --------      --------
   Net investment income                          0.22           0.46           0.58          0.53          0.40          0.60
   Net realized and unrealized
     gain (loss) on investments
     and securities sold short                    0.01           0.21          (1.26)        (0.13)        (0.41)         0.35
                                              --------       --------       --------      --------      --------      --------
    Total from investment operations              0.23           0.67          (0.68)         0.40         (0.01)         0.95
                                              --------       --------       --------      --------      --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                            --          (0.46)         (0.65)        (0.61)        (0.47)        (0.72)
   Net realized gain on investments                 --             --             --             --            --        (0.03)
                                              --------       --------       --------      --------      --------      --------
   Total distributions                              --          (0.46)         (0.65)        (0.61)        (0.47)        (0.75)
                                              --------       --------       --------      --------      --------      --------
   NET ASSET VALUE, END OF PERIOD             $  12.17       $  11.94       $  11.73      $  13.06      $  13.27      $  13.75
                                              ========       ========       ========      ========      ========      ========
   Total return+                                 1.93%          5.73%        (5.21)%         3.01%       (0.07)%         7.01%
                                              ========       ========       ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS
   AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's)       $101,879       $104,693       $108,548      $138,404      $171,596      $232,303
   Ratio of net investment income
     to average net assets                       3.63%(b)       3.50%          4.56%         3.96%         2.96%         4.25%
   Ratio of operating expenses
     to average net assets (a)                   1.31%(b)       1.24%          1.16%         1.07%         1.03%         0.98%
   Portfolio turnover rate                        424%           922%            67%           50%           38%           58%

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) The Fund incurred dividend expense on securities sold short for the six months ended June 30, 2000 and the years ended December 31, 1999 and 1998. If the dividend expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.27%, 1.24% and 1.12%, respectively.
(b) Annualized.

                 See accompanying notes to financial statements.

                THE GABELLI MATHERS FUND
                  One Corporate Center
                Rye, New York 10580-1434
                      1-800-GABELLI
                     [1-800-422-3554]
                   FAX: 1-914-921-5118
                 HTTP://WWW.GABELLI.COM
                E-MAIL: INFO@GABELLI.COM
    (Net Asset Value may be obtained daily by calling
             1-800-GABELLI AFTER 6:00 P.M.)


                 BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana             Anthony R. Pustorino
FORMER SENIOR VICE PRESIDENT    CERTIFIED PUBLIC ACCOUNTANT
DOLLAR DRY DOCK SAVINGS BANK    PROFESSOR, PACE UNIVERSITY

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

Vincent D. Enright              Jack O. Vance
FORMER SENIOR VICE PRESIDENT    MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER     MANAGEMENT RESEARCH INC.
KEYSPAN ENERGY CORP.

Jon P. Hedrich                  Henry G. Van der Eb, CFA
FORMER PRESIDENT AND PARTNER    PRESIDENT AND CHIEF
STEINER DIAMOND INSTITUTIONAL   EXECUTIVE OFFICER
SERVICES                        THE GABELLI MATHERS FUND

Robert E. Kohnen                Anthonie C. van Ekris
FORMER VICE PRESIDENT AND       MANAGING DIRECTOR
INVESTMENT MANAGER              BALMAC INTERNATIONAL, INC.
PROTECTION MUTUAL INSURANCE

          OFFICERS AND PORTFOLIO MANAGERS
Henry G. Van der Eb, CFA        Anne E. Morrissy, CFA
PRESIDENT AND                   EXECUTIVE VICE PRESIDENT
PORTFOLIO MANAGER

Bruce N. Alpert                 James E. McKee
EXECUTIVE VICE PRESIDENT        SECRETARY
AND TREASURER

                       DISTRIBUTOR
                  Gabelli & Company, Inc.

       CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
           State Street Bank and Trust Company

                    LEGAL COUNSEL
         Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Mathers Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB1726Q200SR

                                                [Photo of Mario Gabelli omitted]

                                          THE
                                          GABELLI
                                          MATHERS
                                          FUND



                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2000